Filed Pursuant to Rule 497(e)

Registration No. 033-01719

THE GABELLI ASSET FUND

Supplement dated February 1, 2023

To

Statutory Prospectus and Statement of Additional Information, each dated April 29, 2022

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 29, 2022, of The Gabelli Asset Fund. Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and SAI.

Addition of Portfolio Manager

Effective February 1, 2023, Mr. Ashish Sinha has been added to the portfolio management team for The Gabelli Asset Fund (the “Fund”).

To reflect the changes, please note the following changes to the Prospectus:

The following paragraph replaces the disclosure in the sub-section entitled “Management – The Portfolio Managers” beginning on page 6:

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on January 22, 1986. Mr. Kevin V. Dreyer, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since September 1, 2009. Mr. Christopher Marangi, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since December 1, 2010. Mr. Jeffrey J. Jonas, CFA, a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since October 1, 2012. Mr. Brian C. Sponheimer, Senior Vice President of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since July 1, 2019. Ms. Sarah Donnelly and Ms. Melody Bryant, portfolio managers of the Adviser, have served as portfolio managers of the Fund since January 1, 2020. Mr. Ashish Sinha, portfolio manager of the Adviser and Assistant Vice President of GAMCO Asset Management (UK) Limited (“GAMCO UK”), has served as a portfolio manager to the Fund since February 1, 2023.

The following paragraphs are added as paragraphs 8 and 9 to the sub-section “Management of the Fund – The Portfolio Managers” beginning on page 12:

In managing the portfolio of The Gabelli Asset Fund, the Adviser also uses the services of Ashish Sinha. Mr. Sinha is a portfolio manager for Gabelli Funds, LLC (the “Adviser”) and an investment professional of an affiliate, GAMCO UK. Mr. Sinha joined GAMCO UK in 2012 as a research analyst and is an Assistant Vice President. Mr. Sinha holds a Bachelor of Business Administration from IMS, India and a Master of International Business from the Indian Institute of Foreign Trade, India. He is a Chartered Financial Analyst.

In keeping with applicable regulatory guidance, GAMCO UK entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which GAMCO UK is considered a “Participating Affiliate” of the Adviser as that term is used in relief granted by the staff of the Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management and trading resources of advisory affiliates subject to the supervision of a registered adviser.

Please also note the following changes to the SAI:

In the “Investment Advisory and Other Services” section, under the “Other Accounts Managed” sub-section, the following is added with information as of December 31, 2022:

EXCLUDES THE GABELLI ASSET FUND:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Ashish Sinha	Registered Investment Companies:	3	$1.9 billion	1	$1.9 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	Less than $1 million	0	$0

In the “Investment Advisory and Other Services” section, under the “Ownership of Shares in the Funds” sub-section, the following is added:

Name	Fund	Dollar Range of Equity Securities Held in each Fund*
Ashish Sinha	A	B

* Key to Dollar Ranges – Information as of December 31, 2022

A.       None

B.       $1 – $10,000

C.       $10,001 – $50,000

D.       $50,001 – $100,000

E.       $100,001 - $500,000

F.       $500,001 – $1,000,000

G.       over $1,000,000

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